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                                    FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 25049

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):  July 25, 2001


                          Barrett Resources Corporation

             (Exact name of registrant as specified in its charter)


          Delaware                    1-13446                 84-0832476
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      (State or other             (Commission file           (IRS Employer
jurisdiction of incorporation)         number)            identification Number)

1515 Arapahoe Street, Tower 3, Suite 1000, Denver, Colorado  80220
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(Address of principal executive offices)                   Zip Code

Registrant's telephone number, including area code:  (303) 572-3900

                                 Not applicable
          (Former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS.

                  On July 25, 2001, Barrett Resources Corporation, a Delaware corporation, issued a press release containing its financial results for the quarter ended June 30, 2001. A copy of that press release is filed herewith as
Exhibit 99.1 and incorporated by reference herein.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) -- (b) Not applicable.

        (c)        Exhibits.

        99.1 Text of press release dated July 25, 2001, issued by Barrett Resources Corporation.



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                                   SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized

                                            BARRETT RESOURCES CORPORATION


Date: July 27, 2001                         By: /s/ Eugene A. Lang, Jr.
                                                --------------------------------
                                            Name:  Eugene A. Lang, Jr.
                                            Title: Executive Vice President -
                                                   General Counsel and Secretary




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                                  EXHIBIT INDEX

                  99.1 Text of press release dated July 25, 2001, issued by Barrett Resources Corporation.




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